NEWS RELEASE

MAINLAND PENETRATES TARGET HAYNESVILLE SHALE FORMATION IN MISSISSIPPI AT 19,980 FEET

Houston, TX - Dec. 2, 2010 - Mainland Resources, Inc. (the "Company" or "Mainland") (OTCQB: MNLU, Frankfurt: 5MN) (www.mainlandresources.com) announces that it has penetrated the top of the target Haynesville Shale at a depth of 19,980 feet at its Burkley-Phillips #1 well on the Buena Vista prospect located in Jefferson County, Mississippi.

As of Dec. 2, 2010, the Company is drilling ahead at 20,078 feet on its vertical well and is on course to reach the programmed depth of 22,000 feet. Upon reaching total depth, the well will be logged and the shale section will be evaluated utilizing Schlumberger and industry leading technology to confirm reservoir parameters and the Company's contention that an extensive natural fracture system exists within the Haynesville Shale. This information will provide a more accurate understanding of the prospectivity of the Haynesville Shale. The Company believes that the Haynesville Shale may extend beyond a 2,000 foot vertical section based on technical information gathered to date.

The Burkley-Phillips #1 well was developed by Mainland in order to explore the gas potential of this section in a region of Mississippi where the Haynesville is largely unexplored, except for an offset well that was drilled through a 2,000 ft Haynesville Shale section by Chevron in 1981 prior to the application of modern shale gas identification and production techniques.

Mainland previously discovered and developed a Haynesville play in the East Holly Field area in DeSoto Parish, Louisiana. Mainland confirmed the field through drilling and completing five Haynesville Shale gas wells with Petrohawk Energy Corporation and subsequently sold its interest in the Haynesville in a single transaction for over $28 million to Exco Operating Company (a subsidiary of Exco Resources, while retaining 100% of the shallower zones including the Hosston, Cotton Valley, and Upper Bossier formations. The Company has recently engaged Ryder Scott Company to quantify these retained resources.

To date, the Company has spent $7.6 million drilling the well in a timely and cost efficient manner. As of the current depth, the Burkley-Phillips #1 well depth has been advanced approximately 30 days faster than the most recent offset well.

Nick Atencio, CEO, states, "Mainland is now drilling into the primary target interval of the Haynesville Shale. Our exploration concept is that the Buena Vista structure has the potential for a significant accumulation of gas, and based on our past experience in the Haynesville Shale, this prospect could result in multiples of reserves and value when compared to our successful De Soto Parish development. The analysis of the data currently being captured from this well will enable us to more accurately define potential gas reserves and production rates."

The Company expects to provide continuous information and updates on the Haynesville Shale formation as it becomes available from the ongoing drilling and analyses.

About Mainland Resources, Inc.

Mainland Resources, Inc. is a company engaged in the exploration of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

For information see: http://www.mainlandresources.com
Symbol: MNLU - OTCQB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N
Contact: Investor Relations (USA)
Toll-Free North America +1-877-662-3668
Investor Relations (Europe)
Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS.  RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

THE COMPANY AND AMERICAN EXPLORATION CORPORATION INTEND TO FILE CERTAIN MATERIALS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION BETWEEN THE PARTIES ANNOUNCED ON MARCH 23, 2010, INCLUDING THE FILING BY THE COMPANY WITH THE SEC OF A REGISTRATION STATEMENT ON FORM S-4, WHICH WILL INCLUDE A PRELIMINARY PROSPECTUS AND RELATED MATERIALS TO REGISTER THE SECURITIES OF THE COMPANY TO BE ISSUED IN EXCHANGE FOR SECURITIES OF AMERICAN EXPLORATION. THE REGISTRATION STATEMENT WILL INCORPORATE A JOINT PROXY STATEMENT/ PROSPECTUS THAT THE COMPANY AND AMERICAN EXPLORATION PLAN TO FILE WITH THE SEC AND MAIL TO THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH OBTAINING STOCKHOLDER APPROVAL OF THE PROPOSED MERGER. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AMERICAN EXPLORATION, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND AMERICAN EXPLORATION, THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  THE COMPANY'S SECURITY HOLDERS WILL ALSO RECEIVE INFORMATION AT AN APPROPRIATE TIME ON HOW TO OBTAIN THESE DOCUMENTS FREE OF CHARGE FROM THE COMPANY. IN ANY EVENT, DOCUMENTS FILED BY THE COMPANY WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY CONTACTING THE COMPANY AT: MAINLAND RESOURCES, INC.; ATTENTION: MR. WILLIAM THOMAS, CFO; 21 WATERWAY AVENUE, SUITE 300, THE WOODLANDS, TEXAS 77380; FACSIMILE: (713) 583-1162.

EACH OF THE COMPANY AND AMERICAN EXPLORATION, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, ALSO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION DESCRIBED HEREIN. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION DESCRIBED HEREIN WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE.

For more information, please contact:

Mainland Resources, Inc.
Tel: 1.877.662.3668

info@mainlandresources.com
www.mainlandresources.com